SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):     August  15, 2002

Travelzoo Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-55026	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 West El Camino Real, Suite 180 Mountain View, California	94040
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:
(650) 943-2400

Item 5.        Other Events.

        The Company announced the completion of the merger with Travelzoo.com Corporation. See the news release filed as an exhibit.

Item 7.        Financial Statements and Exhibits.

          (c)        Exhibits

99.1	Press Release dated August 15, 2002, relating to the merger of Travelzoo.com Corporation with and into Travelzoo Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: August 19, 2002	By:	/s/ Ralph Bartel
Ralph Bartel Chairman of the Board and Chief Executive Officer